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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                 -----------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                               November 22, 1999


                         TOYOTA MOTOR CREDIT CORPORATION

             (Exact name of registrant as specified in its charter)



     CALIFORNIA                      1-9961                   95-3775816

     (State or Other        (Commission File Number)          (IRS Employer
     Jurisdiction of                                         Identification No.)
     Incorporation)


                           19001 SOUTH WESTERN AVENUE
                           TORRANCE, CALIFORNIA 90509

               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:

                                (310) 787-1310

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


Exhibit No.       Description
-----------       -----------

1.1 Purchase Agreement dated November 9, 1999 among Toyota Motor Credit Corporation and Merrill Lynch International, Nomura International plc, Deutshe Bank AG London, Morgan Stanley & Co. International Limited, Salomon Brothers International Limited, Tokyo-Mitsubushi International plc and UBS AG, acting through its division Warburg Dillon Read.

4.2               Form of Note.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   TOYOTA MOTOR CREDIT CORPORATION
                                       (Registrant)


Date: November 22, 1999            By: /s/ GEORGE E. BORST
              ---                  -------------------------------------
                                   George E. Borst
                                   Senior Vice President and General Manager
                                   (principal executive officer)



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